UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2014

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, the Board of Directors ("Board") of the Federal Home Loan Bank of Indianapolis ("Bank") adopted 2015 Performance Period Award Goals for the Bank's 2012 Incentive Plan effective as of January 1, 2012, and as subsequently amended ("Plan"), which provides incentive compensation arrangements for certain Bank employees, including the Bank's principal executive officer, principal financial officer and other named executive officers. The Board also amended the Plan to correct the name of a defined benefit pension plan referenced within the Plan, and to correct the date against which the Bank would measure a Plan participant’s status, position, job title, or principle duties and responsibilities to determine whether “Good Reason” exists for Plan participant’s voluntary termination of employment from the date the Plan was adopted to the date immediately prior to the change. The Bank's Annual Award Performance Period Goals and Deferred Award Performance Goals for 2014 remain in effect and are otherwise unchanged.
The 2015 Annual Award Performance Period Goals relate to specific mission goals for the Bank's profitability, member products (including advances, Mortgage Purchase Program, and Community Investment Program), Information Technology, and Risk Management and Reporting performance. In addition, the Board has established Deferred Award Performance Goals for Level I Participants for the three-year period covering calendar years 2016 through 2018. The Performance Goals for this Deferred Award relate to the Bank's profitability, retained earnings and prudential management objectives, and are the same as the Deferred Award Performance Goals established as to the three-year period covering 2015-2017 adopted with the 2014 Performance Period Award Goals and the Deferred Award Performance Goals established as to the three-year period covering 2014-2016 adopted with the 2013 Performance Period Award Goals. The achievement of these goals for each Performance Period determines the value of an Annual Award and Deferred Award, respectively.

In accordance with Federal Housing Finance Agency ("Finance Agency") regulation, the Bank will submit the Plan amendments and the Performance Goals established by the Board to the Director of the Finance Agency for review and non-objection. A copy of the Plan, as amended, setting forth new 2015 Performance Period Award Goals and the Deferred Award Performance Goals is set forth as Exhibit 10.1 and incorporated in full herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the Plan.

Item 9.01.	Financial Statements and Exhibits

A copy of the Federal Home Loan Bank of Indianapolis 2012 Incentive Plan setting forth the 2015 Performance Goals as amended and updated is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 25, 2014

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ROBERT E. GRUWELL
Robert E. Gruwell
Executive Vice President-Finance

By:	/s/ K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2012 Federal Home Loan Bank of Indianapolis Incentive Plan, as amended and updated November 20, 2014